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                                                             Exhibit 10.1
                                                             -------------

                                April 28, 1994



Irwin B. Robins, Esq.
Volt Information Sciences, Inc.
1221 Avenue of the Americas
New York, New York  10020

               Re:  Employment Agreement Dated as of May 1, 1987
                             (the "Agreement")
               -------------------------------------------------

Dear Mr. Robins:

This will confirm our understanding that, subject to the approval of the Board of Directors of Volt Information Sciences, Inc., the Agreement is hereby amended as follows:

   1. Paragraph 1 (a) is hereby amended so that the Employment Term shall end on April 30, 1996.

   2. Paragraph 3 (a) is hereby amended effective May 1, 1994 to provide that your salary shall be $205,000.

Please confirm your agreement to the foregoing by signing a copy of this letter and returning it to me.

                                                         Very truly your,

                                                         s/William Shaw
                                                         --------------
                                                          William Shaw

                                                          Chairman of the Board
                                                          and President


Agreed to and accepted:


s/Irwin B. Robins
- - - -----------------
Irwin B. Robins